                                                                    Exhibit 10.1

                              AMENDMENT NUMBER ONE
                                     to the

                  MASTER REPURCHASE AGREEMENT (2007 WHOLE LOAN)

                             Dated as of May 9, 2007

                                      AMONG
                      WACHOVIA BANK, NATIONAL ASSOCIATION,
                           NFI REPURCHASE CORPORATION,
                           NMI REPURCHASE CORPORATION,
                             HOMEVIEW LENDING, INC.,
                          NMI PROPERTY FINANCING, INC.,
                            NFI HOLDING CORPORATION,
                            NOVASTAR FINANCIAL, INC.
                                       AND
                             NOVASTAR MORTGAGE, INC

     AMENDMENT  NUMBER ONE  ("Amendment  Number One"),  dated as of September 7,
2007, by and among Wachovia Bank, National  Association,  as buyer and agent (in its capacity as buyer,  the "Buyer" and in its capacity as agent,  the "Agent"),
NFI Repurchase Corporation ("NFI Repurchase"),  NMI Repurchase Corporation ("NMI
Repurchase"),  HomeView Lending,  Inc. ("HVL") and NMI Property Financing,  Inc.
("NovaStar  Asset" together with NFI  Repurchase,  NMI Repurchase and HVL each a
"Seller"  and  collectively,  jointly and  severally,  the  "Sellers")  NovaStar
Financial,  Inc.  ("NFI"),  NFI Holding  Corporation  ("NFI Holding"),  NovaStar
Mortgage, Inc. ("NMI" together with HVL, NFI and NFI Holding, each a "Guarantor"
and  collectively,  jointly  and  severally,  the  "Guarantors")  to the  Master
Repurchase Agreement (2007 Non-Investment Grade Securities),  dated as of May 9,
2007, (as amended, the "Master Repurchase Agreement"),  among the Buyer, Sellers and Guarantors.

                                    RECITALS

     WHEREAS,  Buyer,  the Sellers,  the Guarantors and the Agent have agreed to amend the Master Repurchase  Agreement  pursuant to the terms and conditions set forth herein.

     NOW  THEREFORE,  for good  and  valuable  consideration,  the  receipt  and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     SECTION 1. Defined Terms. Any terms  capitalized but not otherwise  defined herein shall have the  respective  meanings  set forth in the Master  Repurchase
Agreement.

     SECTION  2.  Amendments.  Effective  as of  the  date  hereof,  the  Master
Repurchase Agreement is hereby amended as follows:

     (a) The  first  sentence  in  Section  9(a)(vi)  of the  Master  Repurchase

Agreement is hereby amended by deleting the reference to "$517,000,000"  therein and replacing it with "$150,000,000".

     (b) Section 13(v) of the Master Repurchase  Agreement is hereby amended and restated in its entirety as follows:

          v. Maintenance of Adjusted  Tangible Net Worth. The Adjusted  Tangible
          Net Worth of NFI at any time shall be greater than $150,000,000.

     (c)  Section 13 of the Master  Repurchase  Agreement  is hereby  amended by adding new subsection (aa) as follows:

          At any time and for any reason,  the Agent may,  at Seller's  expense, cause the  appointment  with  immediate  effect of one or more  backup servicers to service some or all of the Purchased  Assets,  including, without  limitation,  the Purchased  Assets relating to all repurchase
          agreements   and  other   warehouse   facilities,   if  any,  and  all
          securitizations,  subject to the rights, if any, of parties other than
          Seller and its Affiliates to participate in the selection, instruction and/or  monitoring  of such backup  servicer(s).  Seller  agrees,  and agrees to cause its Subsidiaries  and any other Affiliates  within its control,  to cooperate in any manner the Agent indicates is reasonably necessary to assist with the creation and  maintenance  of such backup servicing  arrangements  on terms  acceptable to the Agent in its sole and absolute discretion.

     (d) Section 18(p) of the Master Repurchase  Agreement is hereby amended and restated in its entirety as follows:

          p. [reserved];

     (e) Section 18(q) of the Master Repurchase  Agreement is hereby amended and restated in its entirety as follows:.

          q. the Adjusted Tangible Net Worth of NFI, on a consolidated basis, is less than or equal to $150,000,000 at any time;"

     (f) Clause (ii) of Exhibit A-2 to the Master Repurchase Agreement is hereby deleted in its entirety and replaced with the following:

          (i) [reserved];

     (g) Clause  (iii) of  Exhibit  A-2 to the Master  Repurchase  Agreement  is

hereby amended by deleting the reference to "$517,000,000" therein and replacing it with "$150,000,000".

     SECTION 3.  Conditions  Precedent.  This Amendment  Number One shall become effective only when:

     (a) this Amendment  Number One is executed and delivered by duly authorized officers of each of Buyer, Seller, Guarantors and Agent;

     (b) Buyer shall have received all fees and other amounts due and payable on or  prior to the date  hereof,  including  reimbursement  of all  out-of  pocket expenses  required to be  reimbursed  or paid by Seller  hereunder  or any other
Program Document;

     (c) Any other deliverable due as the date hereof to Buyer; and

     (d) Buyer has received  any other  documents as the Buyer or counsel to the
Buyer may reasonably request.

                  SECTION 4. Governing  Law. THIS AMENDMENT  NUMBER ONE SHALL BE
CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAW OF THE STATE OF NEW YORK,
WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

     SECTION 5. Counterparts.  This Amendment Number One may be executed by each of the  parties  hereto on any number of  separate  counterparts,  each of which shall be an original and all of which taken  together  shall  constitute one and the same instrument.

     SECTION  6.  Costs.   Sellers  shall  promptly   reimburse  Buyer  for  all
out-of-pocket  costs and expenses of Buyer in connection  with the  preparation, execution  and  delivery  of  this  Amendment  Number  One  (including,  without limitation, the fees and expenses of counsel for Buyer).

     SECTION 7. Limited Effect.  Except as amended hereby, the Master Repurchase
Agreement  shall  continue  in full  force  and  effect in  accordance  with its respective terms. Reference to this Amendment Number One need not be made in the
Master  Repurchase  Agreement or any other  instrument  or document  executed in connection therewith,  or in any certificate,  letter or communication issued or made  pursuant  to, or with  respect to, the Master  Repurchase  Agreement,  any reference therein to the Master Repurchase Agreement,  being sufficient to refer to the  Master  Repurchase  Agreement,  as  amended  thereby.  Sellers  shall be responsible for all costs associated with this Amendment Number One.

                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF,  Sellers, Buyer, Agent and Guarantors have caused their names to be signed to this  Amendment  Number One by their  respective  officers thereunto duly authorized as of the date first above written.

                                       NFI REPURCHASE CORPORATION,
                                       as a Seller

                                       By:  /s/ Todd M. Phillips
                                           -------------------------------
                                       Name:  Todd M. Phillips
                                       Title:  Vice President, Treasurer &
                                               Controller

                                       NMI REPURCHASE CORPORATION,
                                       as a Seller

                                       By:  /s/ Todd M. Phillips
                                           -------------------------------
                                       Name:  Todd M. Phillips
                                       Title:  Vice President, Treasurer &
                                               Controller

                                       HOMEVIEW LENDING, INC.,
                                       as a Seller

                                       By:  /s/ Todd M. Phillips
                                           -------------------------------
                                       Name:  Todd M. Phillips
                                       Title:  Vice President

                                       NMI PROPERTY FINANCING, INC.,
                                       as a Seller

                                       By:  /s/ Todd M. Phillips
                                           -------------------------------
                                       Name:  Todd M. Phillips
                                       Title:  Vice President, Treasurer &
                                               Controller

Amendment No. 1 to the Master Repurchase Agreement (Whole Loan)

                                       WACHOVIA BANK, NATIONAL ASSOCIATION,
                                       as Buyer and Agent

                                       By:  /s/ Goetz Rokahr
                                          --------------------------------------
                                       Name:  Goetz Rokahr
                                            ------------------------------------
                                       Title:  Vice President
                                             -----------------------------------

Amendment No. 1 to the Master Repurchase Agreement (Whole Loan)

Acknowledged and Agreed:

NFI HOLDING CORPORATION, as a Guarantor

By:  /s/ Todd M. Phillips
   -------------------------------
Name:  Todd M. Phillips
Title:  Vice President, Treasurer &
        Controller

NOVASTAR FINANCIAL, INC., as a Guarantor

By:  /s/ Todd M. Phillips
   -------------------------------
Name:  Todd M. Phillips
Title:  Vice President, Treasurer &
        Controller

NOVASTAR MORTGAGE INC., as a Guarantor

By:  /s/ Todd M. Phillips
   -------------------------------
Name:  Todd M. Phillips
Title:  Vice President, Treasurer &
        Controller

HOMEVIEW LENDING, INC., as a Guarantor

By:  /s/ Todd M. Phillips
   -------------------------------
Name:  Todd M. Phillips
Title:  Vice President

Amendment No. 1 to the Master Repurchase Agreement (Whole Loan)